T O T H E S T O C K H O L D E R S

or the three months ended March 31, 2019, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was 15.04% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was 17.12%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was 13.64% during this period. For the twelve months ended March 31, 2019, return on net asset value was 7.33% and return to our stockholders was 6.95% which compares to the return of the S&P 500 Stock Index of 9.49%. During both time periods, the discount at which our shares traded continued to fluctuate and on March 31, 2019 it was 16.10%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2019, the net assets applicable to the Company’s Common Stock were $1,012,222,188 equal to $39.70 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2019 was $131,004,030. During this period, the net realized gain on investments was $47,474,403 and the increase in net unrealized appreciation was $84,843,091. Net investment income for the three months was $1,514,529. Distributions to preferred shareholders amounted to $2,827,933. During the three months, the Company also repurchased 489,285 of its shares at a cost of $15,571,044, an average discount to net asset value of 16.2%.

Strong first quarter returns for the U.S. equity markets were nearly the mirror image of the fourth quarter 2018 sell-off, likely due in part to Federal Reserve Chairman Powell seemingly reversing his prior stance on monetary tightening and improved commentary around trade negotiations between the Chinese and U.S. governments. Chinese fiscal and monetary stimulus, as well as other central bank actions, moreover, may have reduced uncertainty and thus facilitated improved economic and market sentiment elsewhere and created the pretext for price-to-earnings multiple expansion.

Earnings for the first quarter of 2019 for the S&P 500 appear to be on pace to reflect flat to negative comparisons versus the prior year. Economically, the world is weaker with 3 downward current year Gross Domestic Product (GDP) revisions from the International Monetary Fund. In the U.S., GDP growth for the year is anticipated to slow modestly to 2.4%, in contrast to nearly 3% for 2018, though inflation expectations remain low. Employment remains strong with the unemployment rate near 4%, though the participation rate has recently slowed its ascent. Wage percentage gains, though volatile, remain at the upper end of the past 10 years and savings rates appear similarly situated. Debt remains an issue across borrowing classes but, with rates remaining low, it is not yet a risk to disposable income. Warning signs are present with global purchasing manager surveys in decline, some approaching or at the expansion/ contraction demarcation point. Inventories, largely built in anticipation of trade tariffs, are weighing on some industrial and technology companies.

On the other hand, high frequency economic data suggests the world economy may be on a positive path as aggressive policy responses to local weaknesses in China and Europe appear to be alleviating economic pressures that emerged from difficult trade negotiations and tariffs. These modest improvements continue to signal that trade remains a significant impediment to improved economic performance and its resolution could stabilize and encourage investment and growth. Equity markets are anticipatory and with recent gains it suggests a favorable resolution to the trade dispute.

While yields for fixed income securities are more attractive than they have been for some time, they are not yet competitive with equities on a long-term basis. Thus, though some risks to the economy appear to be more distant than four months ago, changes in tenor, particularly as it relates to government policy, could upend the strides markets have taken year-to-date. Hence, we remain watchful, but positive on the prospects of the long-term performance of equity securities.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through March 31, 2019. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 24, 2019

S T A T E M E N T O F I N V E S T M E N T S M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d )
General American Investors

	Shares	COMMON STOCKS		Value (note 1a)
Consumer	Media (4.3%)
Discretionary	399,285	Discovery, Inc. (a)		$10,788,681
(14.8%)	359,199	GCI Liberty, Inc.- Class A (a)		19,975,056
	43,021	The Madison Square Garden Company (a)		12,610,746
			(Cost $35,335,791)	43,374,483

	Retailing (10.5%)
	18,000	Amazon.com, Inc. (a)		32,053,500
	220,004	Liberty Expedia Holdings, Inc. (a)		9,416,171
	375,000	Macy’s, Inc.		9,011,250
	1,055,037	The TJX Companies, Inc.		56,138,519
			(Cost $33,012,848)	106,619,440
			(Cost $68,348,639)	149,993,923

Consumer	Food, Beverage and Tobacco (11.8%)
Staples	225,118	Danone (France)		17,346,023
(16.3%)	93,210	Diageo plc ADR (United Kingdom)		15,250,088
	385,000	Nestle S.A. (Switzerland)		36,692,443
	160,000	PepsiCo, Inc.		19,608,000
	530,000	Unilever N.V. (Netherlands/United Kingdom)		30,784,642
			(Cost $53,737,595)	119,681,196

	Food and Staples Retailing (4.5%)
	85,200	Costco Wholesale Corporation		20,630,328
	415,782	The Kroger Co.		10,228,237
	176,800	Target Corporation		14,189,968
			(Cost $25,139,276)	45,048,533
			(Cost $78,876,871)	164,729,729

Energy	252,500	Anadarko Petroleum Corporation		11,483,700
(7.1%)	1,327,947	Cameco Corporation (Canada)		15,656,495
	1,325,000	Ensco plc - Class A (United Kingdom)		5,207,250
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		107,252
	460,000	Halliburton Company		13,478,000
	1,300,000	Helix Energy Solutions Group, Inc. (a)		10,283,000
	168,000	Phillips 66		15,988,560
			(Cost $65,349,681)	72,204,257

Financials	Banks (2.8%)
(20.2%)	110,000	M&T Bank Corporation		17,272,200
	1,000,000	New York Community Bancorp, Inc.		11,570,000
			(Cost $11,559,019)	28,842,200

	Diversified Financials (3.8%)
	182,300	JPMorgan Chase & Co.		18,454,229
	370,000	Nelnet, Inc.		20,375,900
			(Cost $9,742,733)	38,830,129

	Insurance (13.6%)
	70,214	Aon plc (United Kingdom)		11,985,530
	1,080,000	Arch Capital Group Ltd. (a) (Bermuda)		34,905,600
	295,000	Axis Capital Holdings Limited (Bermuda)		16,160,100
	110	Berkshire Hathaway Inc.- Class A (a) (b)		33,133,650
	115,000	Everest Re Group, Ltd. (Bermuda)		24,835,400
	380,000	MetLife, Inc.		16,176,600
			(Cost $36,582,535)	137,196,880
			(Cost $57,884,287)	204,869,209

2 ■

S T A T E M E N T O F I N V E S T M E N T S M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d ) - c o n t i n u e d
General American Investors

	Shares	COMMON STOCKS (continued)		Value (note 1a)
Health Care	Pharmaceuticals, Biotechnology and Life Sciences
(7.4%)	1,416,926	Arantana Therapeutics, Inc. (a)		$5,100,934
	55,000	Celgene Corporation (a)		5,188,700
	333,600	Gilead Sciences, Inc.		21,687,336
	299,942	Intra-Cellular Therapies, Inc. (a)		3,653,293
	449,574	Kindred Biosciences, Inc. (a)		4,122,593
	185,191	Merck & Co., Inc.		15,402,335
	464,985	Paratek Pharmaceuticals, Inc. (a)		2,492,320
	330,808	Pfizer Inc.		14,049,416
	1,764,464	VBI Vaccines, Inc. (a) (Canada)		3,299,548
			(Cost $46,495,392)	74,996,475

Industrials	Capital Goods (4.0%)
(10.9%)	154,131	Eaton Corporation plc (Ireland)		12,416,793
	217,541	United Technologies Corporation		28,038,860
			(Cost $27,479,170)	40,455,653

	Commercial and Professional Services (4.8%)
	597,895	Republic Services, Inc.	(Cost $8,407,622)	48,058,800

	Transportation (2.1%)
	416,511	Delta Air Lines, Inc.	(Cost $21,327,337)	21,512,793
			(Cost $57,214,129)	110,027,246

Information	Semiconductors and Semiconductor Equipment (4.1%)
Technology	203,652	Applied Materials, Inc.		8,076,838
(27.0%)	177,850	ASML Holding N.V. (Netherlands)		33,444,693
			(Cost $9,264,556)	41,521,531

	Software and Services (13.7%)
	35,500	Alphabet Inc. (a)		41,652,505
	151,474	DXC Technology Company		9,741,293
	313,800	eBay Inc.		11,654,532
	76,500	Facebook, Inc. - Class A (a)		12,751,785
	400,686	Microsoft Corporation		47,256,907
	134,471	Worldpay, Inc. (a)		15,262,458
			(Cost $83,280,207)	138,319,480

	Technology, Hardware and Equipment (9.2%)
	89,000	Apple Inc.		16,905,550
	600,000	Cisco Systems, Inc.		32,394,000
	143,966	InterDigital, Inc.		9,498,877
	155,000	Lumentum Holdings Inc. (a)		8,763,700
	135,036	QUALCOMM Incorporated		7,701,103
	116,309	Universal Display Corporation		17,777,831
			(Cost $40,617,472)	93,041,061
			(Cost $133,162,235)	272,882,072

Miscellaneous		Other (c)	(Cost $40,916,655)	30,946,871
(3.1%)

Telecommunication	342,900	Vodafone Group plc ADR (United Kingdom)	(Cost $7,835,032)	6,233,922
Services
(0.6%)
		TOTAL COMMON STOCKS (107.4%)	(Cost $556,082,921)	1,086,883,704

	Warrant	WARRANT (a)
Technology,	281,409	Applied DNA Sciences, Inc./	(Cost $2,814)	5,403
Hardware And		November 14, 2019/$3.50
Equipment
(0.0%)

■ 3

S T A T E M E N T O F I N V E S T M E N T S M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d ) - c o n t i n u e d
General American Investors

Put Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE		Value (note 1a)
Retailing	1,500	The TJX Companies, Inc./January 17, 2020/$42.50	(Cost $493,551)	$127,500
(0.0%)
Technology,	908	QUALCOMM Incorporated/April 18, 2019/$50	(Cost $82,453)	13,620
Hardware And
Equipment
(0.0%)		TOTAL PUT OPTIONS (0.0%)	(Cost $576,004)	141,120

	Shares	SHORT-TERM SECURITY AND OTHER ASSETS
	122,816,034	State Street Institutional Treasury Plus Money Market Fund,
		Trust Class, 2.32% (d) (12.1%)	(Cost $122,816,034)	122,816,034
TOTAL INVESTMENTS (e) (119.5%)			(Cost $679,477,773)	1,209,846,261
Liabilities in excess of receivables and other assets (-0.7%)				(7,506,898)
				1,202,339,363
PREFERRED STOCK (-18.8%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,012,222,188

ADR - American Depository Receipt

(a) Non-income producing security.

(b) Security is held as collateral for options written.

(c) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d) 7-day yield.

(e) At March 31, 2019, the cost of investments for Federal income tax purposes was $682,664,703; aggregate gross unrealized appreciation was $563,266,771; aggregate gross unrealized depreciation was $36,085,213; and net unrealized appreciation was $527,181,558.

M A J O R S T O C K C H A N G E S ( a ) : T h r e e M o n t h s E n d e d M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d )
Increases	Net Shares Transacted	Shares Held
New Positions
The Madison Square Garden Company	20,521	43,021	(b)
Target Corporation	176,800	176,800

Additions
InterDigital, Inc.	10,000	143,966
Macy’s, Inc.	75,000	375,000

Decreases
Eliminations
Sinclair Broadcast Group, Inc. - Class A	197,196	—
Wal-Mart Stores, Inc.	157,875	—

Reductions
Aon plc	84,338	70,214
Arantana Therapeutics, Inc.	182,439	1,416,926
Arch Capital Group Ltd.	120,000	1,080,000
Celgene Corporation	100,000	55,000
Cisco Systems, Inc.	40,000	600,000
Discovery, Inc.	50,000	399,285
eBay Inc.	125,000	313,800
Liberty Expedia Holdings, Inc.	115,275	220,004
Lumentum Holdings Inc.	20,000	155,000
Merck & Co., Inc.	15,000	185,191
MetLife, Inc.	20,000	380,000
Microsoft Corporation	100,000	400,686
Nelnet, Inc.	12,500	370,000
Nestle S.A.	65,000	385,000
New York Community Bancorp, Inc.	250,000	1,000,000
PepsiCo, Inc.	14,500	160,000
The TJX Companies, Inc.	241,499	1,055,037
Unilever N.V.	60,000	530,000
Universal Display Corporation	5,000	116,309
Worldpay, Inc.	14,298	134,471

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statement)

4 ■

P O R T F O L I O D I V E R S I F I C A T I O N M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d )
General American Investors

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2019 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors and Semiconductor Equipment	$9,265	$41,522	4.1%
Software and Services	83,280	138,319	13.7
Technology, Hardware and Equipment	40,702	93,060	9.2
	133,247	272,901	27.0
Financials
Banks	11,559	28,842	2.8
Diversified Financials	9,743	38,830	3.8
Insurance	36,582	137,197	13.6
	57,884	204,869	20.2
Con umer Staples
Food, Beverage and Tobacco	53,738	119,681	11.8
Food and Staples Retailing	25,139	45,049	4.5
	78,877	164,730	16.3
Consumer Discretionary
Media	35,336	43,374	4.3
Retailing	33,507	106,748	10.5
	68,843	150,122	14.8
Industrials
Capital Goods	27,479	40,455	4.0
Commercial and Professional Services	8,408	48,059	4.8
Transportation	21,327	21,513	2.1
	57,214	110,027	10.9
Health Care
Pharmaceuticals, Biotechnology and Life Sciences	46,495	74,996	7.4
Energy	65,350	72,204	7.1
Miscellaneous**	40,917	30,947	3.1
Telecommunication Services	7,835	6,234	0.6
	556,662	1,087,030	107.4
Short-Term Securities	122,816	122,816	12.1
Total Investments	$679,478	1,209,846	119.5
Other Assets and Liabilities - Net		(7,507)	(0.7)
Preferred Stock		(190,117)	(18.8)
Net Assets Applicable to Common Stock		$1,012,222	100.0%

*	Net Assets applicable to the Company’s Common Stock.

**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

S T A T E M E N T O F O P T I O N S W R I T T E N M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d )

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE		Value (note 1a)
Retailing
(0.1%)	1,500	The TJX Companies, Inc./January 17, 2020/$52.50	(Premiums Received $371,944)	$735,000

Technology,	1,500	Cisco Systems, Inc./June 21, 2019/$50	(Premiums Received $632,931)	705,000
Hardware And		TOTAL CALL OPTIONS	(Premiums Received $1,004,875)	1,440,000
Equipment
(0.1%)

Put Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE		Value (note1a)
Retailing	1,000	Macy’s, Inc./April 18, 2019/$25	(Premiums Received $149,699)	126,000
(0.0%)			(Total Premiums Received $1,154,574)	$1,566,000

*The maximum cash outlay if all call options are exercised is $17,875,000.

(see notes to unaudited financial statements)

■  5

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d )
General American Investors

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $556,082,921)		$1,086,883,704
Warrant (cost $2,814)		5,403
Purchased options (cost $576,004; note 4)		141,120
Money market fund (cost $122,816,034)		122,816,034

Total investments (cost $679,477,773)		1,209,846,261

RECEIVABLES AND OTHER ASSETS
Dividends, interest and other receivables	$1,638,239
Qualified pension plan asset, net excess funded (note 7)	3,116,906
Present value of future office lease payments (note 8)	5,361,478
Prepaid expenses, fixed assets, and other assets	1,562,852	11,679,475

TOTAL ASSETS		1,221,525,736

Liabilities
Payable for securities purchased	551,375
Accrued compensation payable to officers and employees	1,007,753
Accrued preferred stock dividend not yet declared	216,942
Outstanding options written, at value (premiums received $1,154,574; note 4)	1,566,000
Accrued supplemental pension plan liability (note 7)	5,320,066
Accrued supplemental thrift plan liability (note 7)	4,037,519
Present value of future office lease payments (note 8)	5,361,478
Accrued expenses and other liabilities	1,125,240

TOTAL LIABILITIES		19,186,373

5.95% CUMULATIVE PREFERRED STOCK, SERIES B - 7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 25,494,769 shares (note 5)		$1,012,222,188

NET ASSET VALUE PER COMMON SHARE		$39.70

Net Assets Applicable To Common Stock
Common Stock, 25,494,769 shares at par value (note 5)	25,494,769
Additional paid-in capital (note 5)	417,300,610
Unallocated distributions on Preferred Stock	(3,047,948)
Total distributable earnings (note 5)	576,438,781
Accumulated other comprehensive loss (note 7)	(3,964,024)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,012,222,188

(see notes to unaudited financial statements)

6  ■

S T A T E M E N T O F O P E R A T I O N S T h r e e m o n t h s e n d e d M a r c h 3 1 , 2 0 1 9 ( U n a u d i t e d )
General American Investors

Income
Dividends (net of foreign withholding taxes of $34,707)		$4,134,924
Interest		605,373
		4,740,297
Expenses
Investment research	$1,739,970
Administration and operations	886,326
Office space and general	298,651
Transfer agent, custodian, and registrar fees and expenses	90,001
Auditing and legal fees	75,205
Directors’ fees and expenses	73,972
State and local taxes	36,986
Stockholders’ meeting and reports	24,657	3,225,768
NET INVESTMENT INCOME		1,514,529

Realized Gain and Change in Unrealized Appreciation on Investments (notes 1, 3 and 4)
Net realized gain on investments:
Common stock	48,491,766
Purchased option transactions	(585,867)
Written option transactions	(431,496)
	47,474,403
Net increase in unrealized appreciation:
Common stocks and warrant	87,336,345
Purchased options	(2,081,828)
Written options	(411,426)
	84,843,091
GAINS AND APPRECIATION ON INVESTMENTS		132,317,494
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		133,832,023
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$131,004,030

S T A T E M E N T O F C H A N G E S I N N E T A S S E T S
	Three Months Ended
	March 31, 2019	Year Ended
Operations	(Unaudited)	December 31, 2018
Net investment income	$1,514,529	$8,173,881
Net realized gain on investments	47,474,403	59,267,989
Net increase (decrease) in unrealized appreciation	84,843,091	(139,146,694)
	133,832,023	(71,704,824)
Distributions to Preferred Stockholders	(2,827,993)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131,004,030	(83,016,796)
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(1,328,128)

Distributions to Common Stockholders	—	(70,424,179)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	22,883,574
Cost of Common Shares purchased	(15,571,044)	(41,808,714)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(15,571,044)	(18,925,140)
NET INCREASE (DECREASE) IN NET ASSETS	115,432,986	(173,694,243)

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	896,789,202	1,070,483,445
END OF PERIOD	$1,012,222,188	$896,789,202

(see notes to unaudited financial statements)

■  7

F I N A N C I A L H I G H L I G H T S
General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the three months ended March 31, 2019 and for each year in the five-year period ended December 31, 2018. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2019		Year Ended December 31,
	(Unaudited)		2018	2017	2016	2015	2014

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$34.51		$40.47	$37.56	$37.74	$39.77	$41.07
Net investment income	.06		.31	.32	.30	.48	.32
Net gain (loss) on common stocks, options and other - realized and unrealized	5.24		(3.03)	6.23	3.10	(.99)	2.39
Other comprehensive income (loss)	—		(.05)	.08	.02	.02	(.13)
	5.30		(2.77)	6.63	3.42	(.49)	2.58
Distributions on Preferred Stock:
Dividends from net investment income	—		(.06)	(.04)	(.04)	(.12)	(.04)
Distributions from net capital gains	—		(.38)	(.39)	(.38)	(.27)	(.34)
Unallocated	(.11)		—	—	—	—	—
	(.11)		(.44)	(.43)	(.42)	(.39)	(.38)
Total from investment operations	5.19		(3.21)	6.20	3.00	(.88)	2.20
Distributions on Common Stock:
Dividends from net investment income	—		(.29)	(.30)	(.33)	(.34)	(.32)
Distributions from net capital gains	—		(2.46)	(2.99)	(2.85)	(.81)	(3.18)
	—		(2.75)	(3.29)	(3.18)	(1.15)	(3.50)
Net asset value, end of period	$39.70		$34.51	$40.47	$37.56	$37.74	$39.77
Per share market value, end of period	$33.31		$28.44	$34.40	$31.18	$31.94	$35.00
TOTAL INVESTMENT RETURN - Stockholder return, based on market price per share	17.12	%*	(9.87%)	21.21%	7.59%	(5.34)%	9.32%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock, end of period (000’s omitted)	$1,012,222		$896,789	$1,070,483	$1,022,535	$1,068,028	$1,227,900
Ratio of expenses to average net assets applicable to Common Stock	1.32	%**	1.20%	1.28%	1.27%	1.17%	1.10%
Ratio of net income to average net assets applicable to Common Stock	.64	%**	.78%	.79%	.78%	1.17%	.78%
Portfolio turnover rate	3.25	%*	23.00%	19.58%	20.29%	14.41%	14.98%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	632%		572%	663%	638%	662%	746%
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.45		$25.72	$26.59	$25.77	$26.75	$26.01

*	Not annualized
**	Annualized

(see notes to unaudited financial statements)

N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d )
General American Investors

1. Significant Accounting Policies - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

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N O T E S T O F I N A N C I A L S T A T E M E N T S (U n a u d i t e d) - c o n t i n u e d
General American Investors

1.	Significant Accounting Policies - (Continued from bottom of previous page.)

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2.  Fair Value Measurements - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2019:

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N O T E S  T O  F I N A N C I A L  S T A T E M E N T S  ( U n a u d i t e d )  -  c o n t i n u e d

General American Investors

2. Fair Value Measurements - (Continued from bottom of previous page.)

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,086,883,704	—	—	$1,086,883,704
Warrant	5,403	—	—	5,403
Purchased options	141,120	—	—	141,120
Money market fund	122,816,034	—	—	122,816,034
Total	$1,209,846,261	—	—	$1,209,846,261
Liabilities
Options written	($1,566,000)	—	—	($1,566,000)

Transfers of securities between levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the three months ended March 31, 2019.

3. Purchases and Sales of Securities - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2019 amounted to $35,128,575 and $112,871,795, on long transactions, respectively.

4. Options - The level of activity in purchased and written options varies from year to year based upon market conditions. Transactions in purchased calls and put options, as well as written covered call options and collateralized put options for the three months ended March 31, 2019 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2018	—	$—	5,300	$600,557
Purchased	—	—	2,408	576,004
Exercised	—	—	(300)	(60,910)
Expired	—	—	(5,000)	(539,647)
Outstanding, March 31, 2019	—	$—	2,408	$576,004

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2018	—	—	—	—
Written	6,000	$1,314,692	1,000	$149,699
Terminated in closing purchase transactions	(3,000)	(309,817)	—	—
Options assigned	—	—	—	—
Expired	—	—	—	—
Outstanding, March 31, 2019	3,000	$1,004,875	1,000	$149,699

5. Capital Stock And Dividend Distributions - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 25,494,769 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2019.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2019 and the year ended December 31, 2018 were as follows:

	Shares		Amount
	2019	2018	2019	2018
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	758,865	—	$758,865
Increase in paid-in capital			—	22,124,709
Total increase			—	22,883,574
Par value of Shares purchased (at an average discount from net asset value of 16.2% and 16.0%, respectively)	(489,285)	(1,227,947)	($489,285)	(1,227,947)
Decrease in paid-in capital			(15,081,759)	(40,580,767)
Total decrease			(15,571,044)	(41,808,714)
Net decrease	(489,285)	(469,082)	($15,571,044)	($18,925,140)

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N O T E S  T O  F I N A N C I A L  S T A T E M E N T S  ( U n a u d i t e d )  -  c o n t i n u e d

General American Investors

5. Capital Stock And Dividend Distributions - (Continued from bottom of previous page.)

At March 31, 2019, the Company held in its treasury 6,486,103 shares of Common Stock with an aggregate cost of $213,486,250.

The tax basis distributions during the year ended December 31, 2018 are as follows: ordinary distributions of $8,963,411 and net capital gains distributions of $72,772,740. As of December 31, 2018, distributable earnings on a tax basis totaled $445,891,246 consisting of $3,716,353 from undistributed net capital gains, $252,895 from ordinary income and $441,921,998 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2018. As a result, additional paid-in capital was decreased by $1,002,465 and total distributable earnings was increased by $1,002,465. Net assets were not affected by this reclassification. As of December 31, 2018, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,103,299.

6. Officers’ Compensation - The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2019 to its officers (identified on back cover) amounted to $1,818,022.

7. Benefit Plans - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2019 were:

Service cost	$117,705
Interest cost	237,579
Expected return on plan assets	(379,878)
Amortization of prior service cost	70
Amortization of recognized net actuarial loss	10,676
Net periodic benefit cost	$(13,848)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2019 was $113,532. The qualified thrift plan acquired 1,800 shares in the open market, and distributed to a retired employee 182,721 shares of the Company’s Common Stock during the three months ended March 31, 2019 and held 454,743 shares of the Company’s Common Stock at March 31, 2019.

8. Operating Lease Commitment - The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. This right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of an operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $155,700 for the three months ended March 31, 2019. The Company has the option to extend the lease for an additional five years at market rates. As of March 31, 2019, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2019	$468,000
2020	624,000
2021	624,000
2022	624,000
2023	631,000
Thereafter	3,206,000
Total Remaining Lease Payments	6,177,000
Effect of Present Value Discounting	(815,522)
Present Value of Future Office Lease Payments	$5,361,478

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 10. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2018 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 25, 2019, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q during 2018 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

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DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr.	Sidney R. Knafel
Rodney B. Berens	Rose P. Lynch
Lewis B. Cullman	Jeffrey W. Priest
Clara E. Del Villar	Henry R. Schirmer
John D. Gordan, III	Raymond S. Troubh
Betsy F. Gotbaum
(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer
Anang K. Majmudar, Senior Vice-President
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Liron Kronzon, Vice-President
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
      Financial Officer & Chief Compliance Officer
Samantha X. Jin,
Treasurer Linda J. Genid, Corporate Secretary
Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Councel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 24, 2019 were as follows:

	For	Withheld
Election of Directors:
Rodney B. Berens	25,422,780	4,067,460
Lewis B. Cullman	24,788,887	4,701,353
Spencer Davidson	25,398,258	4,091,982
Clara E. Del Villar	25,250,712	4,239,528
John D. Gordan, III	24,967,774	4,522,466
Betsy F. Gotbaum	24,846,138	4,644,102
Sidney R. Knafel	25,333,099	4,157,141
Rose P. Lynch	25,256,603	4,233,637
Jeffrey W. Priest	25,497,469	3,992,771
Henry R. Schirmer	25,422,338	4,067,902

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,835,437	155,358
Raymond S. Troubh	6,765,697	225,098

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2019:
For - 26,437,685;	Against - 1,718,183;	Abstain - 1,359,483
GENERAL AMERICAN INVESTORS COMPANY, INC. FIRST QUARTER REPORT March 31, 2019

A Closed-End Investment Company
listed on the New York Stock Exchange

530 FIFTH AVENUE
NEW YORK ● NY 10036
212-916-8400 ● 1-800-436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

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